UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2007
FIRST ADVANTAGE BANCORP
(Exact name of registrant as specified in its charter)

Tennessee	1-33682	26-0401680

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1430 Madison Street, Clarksville, Tennessee		37040

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (931) 522-6176
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On November 29, 2007, First Advantage Bancorp (the “Company”) and its wholly owned subsidiary, First Federal Savings Bank (the “Bank”), each entered into separate three-year employment agreements with (i) Earl O. Bradley, III, Chief Executive Officer of the Company and the Bank, (ii) John T. Halliburton, President of the Company and the Bank, and (iii) Patrick C. Greenwell, Chief Financial Officer and Corporate Secretary of the Company and the Bank. In addition, on November 29, 2007, the Bank also entered into three-year employment agreements with (i) Franklin G. Wallace, the Bank’s Chief Information Officer, and (ii) Jon R. Clouser, the Bank’s Chief Lending Officer. The material terms of the employment agreements were previously disclosed in the Company’s Registration Statement on Form S-1 (File No. 333-144454), as declared effective by the Securities and Exchange Commission on October 10, 2007.
     Copies of the executed employment agreements are attached to this report as Exhibits 10.1 through 10.8 and are furnished herewith.
Item 8.01 Other Events.
     On November 29, 2007, the Bank completed its conversion from the mutual to the stock form of organization and the Company completed its related initial public offering. A total of 5,264,683 shares of the Company’s common stock were sold at the price of $10.00 per share in the offering to certain depositors of the Bank and the Bank’s employee stock ownership plan.
Item 9.01. Financial Statements and Exhibits.
     (d)Exhibits

Number	Description

10.1	Employment Agreement by and between First Advantage Bancorp and Earl O. Bradley, III, dated November 29, 2007

10.2	Employment Agreement by and between First Federal Savings Bank and Earl O. Bradley, III, dated November 29, 2007

10.3	Employment Agreement by and between First Advantage Bancorp and John T. Halliburton, dated November 29, 2007

10.4	Employment Agreement by and between First Federal Savings Bank and John T. Halliburton, dated November 29, 2007

10.5	Employment Agreement by and between First Advantage Bancorp and Patrick C. Greenwell, dated November 29, 2007

10.6	Employment Agreement by and between First Federal Savings Bank and Patrick C. Greenwell, dated November 29, 2007

10.7	Employment Agreement by and between First Federal Savings Bank and Franklin G. Wallace, dated November 29, 2007

10.8	Employment Agreement by and between First Federal Savings Bank and Jon R. Clouser, dated November 29, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE BANCORP
Dated: December 3, 2007	By:	/s/ Earl O. Bradley, III
Earl O. Bradley, III
Chief Executive Officer